                                                                    Exhibit 99.1








                            RELIABLE NETWORKS, INC.

                              FINANCIAL STATEMENTS

                                      AND

                            PRO FORMA FINANCIAL DATA

                             RELIABLE NETWORKS, INC.

                              FINANCIAL STATEMENTS


                          INDEX TO FINANCIAL STATEMENTS

Independent Auditor's Report                                                                           F-2

Financial Statements

Balance Sheet at September 30, 2000 (unaudited) and December 31, 1999                                  F-3

Statement of Income for the nine months ended September 30, 2000 and 1999
(unaudited) and the years ended December 31, 1999 and 1998                                             F-4

Statement of Cash Flows for the nine months ended September 30, 2000 and 1999
(unaudited) and the years ended December 31, 1999 and 1998                                             F-5

Statement of Changes in Shareholder's Equity for the nine months ended
September 30, 2000(unaudited) and the years ended December 31, 1999 and 1998                           F-6

Notes to Financial Statements                                                                   F-7 - F-10

Pro Forma Financial Data                                                                              F-11

Pro Forma Balance Sheet at September 30, 2000                                                         F-12

Pro Forma Statement of Operations for the nine months ended September 30, 2000                        F-13

Pro Forma Statement of Operations for the year ended December 31, 1999                                F-14

Notes to Pro Forma Balance Sheet                                                                      F-15

Notes to Pro Forma Statement of Operations                                                            F-16

LEONARD FRIEDMAN
CERTIFIED PUBLIC ACCOUNTANT


                          INDEPENDENT AUDITOR'S REPORT


TO THE SHAREHOLDER OF RELIABLE NETWORKS, INC.

         I have audited the accompanying balance sheet of RELIABLE NETWORKS, INC. as of December 31, 1999, and the related statements of income, cash flows and changes in shareholder's equity for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

         I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

         In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RELIABLE NETWORKS, INC. as of December 31, 1999, and the results of its operations and its cash flows for the years ended December 31, 1999 and 1998 in conformity with generally accepted accounting principles.



/s/ Leonard Friedman


New York, New York
October 20, 2000


385 Old Westbury Road, East Meadow, NY 11554 Phone:516-735-0824 Fax:516-735-6301

                             RELIABLE NETWORKS, INC.

                                  BALANCE SHEET

                                                                  September 30,     December 31,
                                                                      2000              1999
                                                                  -------------     ------------
                                                                   (Unaudited)
                                     ASSETS
Current assets
   Cash                                                            $  502,454        $  540,615
   Accounts receivable, less allowance for
     doubtful accounts of $156,416 in 2000 and 1999                 1,575,809         1,418,414
   Inventories                                                        626,622           239,995
   Prepaid expenses and other current assets                           95,313            47,562
                                                                   ----------        ----------
           Total current assets                                     2,800,198         2,246,586

Property and equipment - at cost, less accumulated
   depreciation                                                         -                 -
                                                                   ----------        ----------
                                                                   $2,800,198        $2,246,586
                                                                   ==========        ==========


                      LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities
   Accounts payable and accrued expenses                           $2,737,044        $2,213,647
   Income taxes payable                                                 2,500             -
   Loan payable, shareholder                                           21,967             -
                                                                   ----------        ----------
           Total current liabilities                                2,761,511         2,213,647
                                                                   ----------        ----------

Commitments and contingencies                                          -                  -

Shareholder's equity
   Common stock, $.001 par value; 1,000,000 shares
     authorized, issued and outstanding                                 1,000             1,000
   Additional paid-in capital                                          14,000            14,000
   Retained earnings                                                   23,687            17,939
                                                                   ----------        ----------
                                                                       38,687            32,939
                                                                   ----------        ----------
                                                                   $2,800,198        $2,246,586
                                                                   ==========        ==========

The accompanying notes are an integral part of these financial statements.

                             RELIABLE NETWORKS INC.

                               STATEMENT OF INCOME

                                                  Nine Months        Nine Months
                                                     Ended              Ended             Year Ended         Year Ended
                                                 September 30,      September 30,        December 31,       December 31,
                                                      2000               1999                1999               1998
                                                      ----               ----                ----               ----
                                                  (Unaudited)        (Unaudited)

Net sales                                       $  32,972,746       $ 24,436,931          $35,156,895        $22,013,140

Cost of sales                                      32,372,067         24,143,688           34,733,669         21,779,355
                                                -------------       ------------          -----------        -----------
           Gross profit                               600,679            293,243              423,226            233,785
                                                -------------       ------------          -----------        -----------
Operating expenses
   Selling                                              2,790              3,170                4,226             49,840
   General and administrative                         589,641            278,060              397,228            175,586
                                                -------------       ------------          -----------        -----------
                                                      592,431            281,230              401,454            225,426
                                                -------------       ------------          -----------        -----------
           Income before
             income taxes                               8,248             12,013               21,772              8,359

Income taxes                                            2,500              5,000               11,180              1,810
                                                -------------       ------------          -----------        -----------
           Net income                           $       5,748       $      7,013          $    10,592        $     6,549
                                                =============       ============          ===========        ===========

Basic and diluted earnings per share            $         .01       $        .01          $       .01        $       .01
                                                =============       ============          ===========        ===========
Shares used in the
   calculation of earnings
   per share                                        1,000,000          1,000,000            1,000,000          1,000,000
                                                =============       ============          ===========        ===========


The accompanying notes are an integral part of these financial statements.

                             RELIABLE NETWORKS INC.

                             STATEMENT OF CASH FLOWS

                                                         Nine months        Nine months
                                                            Ended              Ended            Year Ended        Year Ended
                                                        September 30,      September 30,       December 31,       December 31,
                                                            2000               1999                1999               1998
                                                        -------------      -------------       ------------       ------------
                                                         (Unaudited)        (Unaudited)
 Cash flows from operating activities
   Net income                                           $       5,748      $       7,013       $     10,592       $      6,549
   Adjustments to reconcile net income
     to net cash provided by (used in)
     operating activities
        Depreciation                                              -                  -                4,450             10,500
        Provision for doubtful accounts                       201,421                -                -                   -
        Changes in assets and liabilities
        Accounts receivable                                  (358,816)           (92,903)          (828,221)          (570,688)
        Inventories                                          (386,627)            13,920            (10,041)          (208,904)
          Prepaid expenses and other
            current assets                                    (47,751)            58,888             58,888           (106,450)
          Accounts payable                                    523,397            260,773          1,295,957            633,129
          Income taxes payable                                  2,500              5,000              -                   -
                                                        -------------      -------------       ------------       ------------
            Net cash provided by (used in)
              operating activities                            (60,128)           252,691            531,625           (235,864)
                                                        -------------      -------------       ------------       ------------
 Cash flows from investing activities
   Acquisition of property and equipment                        -                  -                 (4,450)           (10,500)
                                                        -------------      -------------       ------------       ------------
 Cash flows from financing activities
   Loan payable, shareholder                                   21,967            (12,554)           (12,554)            12,554
                                                        -------------      -------------       ------------       ------------
 Net increase (decrease) in cash                              (38,161)           240,137            514,621           (233,810)

 Cash, beginning of period                                    540,615             25,994             25,994            259,804
                                                        -------------      -------------       ------------       ------------
 Cash, end of period                                    $     502,454      $     266,131       $    540,615       $     25,994
                                                        =============      =============       ============       ============
 Supplemental cash flow disclosures
   Income taxes paid                                    $      11,180      $           0       $      2,488       $        800
                                                        =============      =============       ============       ============


The accompanying notes are an integral part of these financial statements.

                             RELIABLE NETWORKS INC.

                  STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY

                                                               Common Stock            Additional
                                                         --------------------------      Paid-in       Retained
                                                            Shares        Amount         Capital       Earnings
                                                         ------------  ------------   ------------    ----------
 Balance, January 1, 1998                                         200       $15,000          -        $      798

 Adjustments for change in par value                          999,800       (14,000)        14,000         -

 Net income for the year ended
    December 31, 1998                                            -            -              -             6,549
                                                         ------------  ------------   ------------    ----------
 Balance, December 31, 1998                                 1,000,000         1,000         14,000         7,347

 Net income for the year ended
     December 31, 1999                                           -            -              -            10,592
                                                         ------------  ------------   ------------    ----------
 Balance, December 31, 1999                                 1,000,000         1,000         14,000        17,939

 Net income for the nine months ended
    September 30, 2000                                           -            -              -             5,748
                                                         ------------  ------------   ------------    ----------
 Balance, September 30, 2000 (unaudited)                    1,000,000  $      1,000   $     14,000    $   23,687
                                                         ============  ============   ============    ==========


The accompanying notes are an integral part of these financial statements.

                             RELIABLE NETWORKS, INC.

                          NOTES TO FINANCIAL STATEMENTS
               (INFORMATION AS OF SEPTEMBER 30, 2000 IS UNAUDITED)

1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization

          Reliable Networks, Inc.(the "Company") was incorporated in New York on December 20,1996. The Company sells prepaid telephone cards to distributors and small retail establishments, primarily in the New York, New Jersey and Connecticut areas.

     Use of Estimates

          Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from those estimates.

     Interim Financial Statements

          The financial statements as of September 30, 2000 and for the nine months ended September 30, 2000 and 1999 are unaudited. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position as of September 30, 2000 and the results of operations and cash flows for the nine months ended September 30, 2000 have been made.

          The results of operations for the nine months ended September 30, 2000 are not necessarily indicative of the results to be expected for any future interim period or for the year ended December 31, 2000.

     Inventories

          Inventories, which consist of telephone cards, are stated at the lower of cost (first-in, first-out) or market.



                                   (Continued)

                             RELIABLE NETWORKS, INC.

                          NOTES TO FINANCIAL STATEMENTS
               (INFORMATION AS OF SEPTEMBER 30, 2000 IS UNAUDITED)


1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Property and Equipment

          Property and equipment are stated at cost. Depreciation, including depreciation on assets held under capital leases, is computed on accelerated methods over the estimated useful lives of five to seven years.

     Revenue Recognition

          Revenue is recognized at the time of sale.

     Income Taxes

          Income taxes consist of Federal, State and City Corporation income taxes. Temporary differences between Income Tax and Financial Statement reporting are inconsequential and accordingly deferred income taxes are not provided.

     Concentrations of Credit Risk

          At December 31, 1999, the Company maintained cash balances in two banks. Balances are insured for up to $100,000 by the Federal Deposit Insurance Corporation.

     Earnings Per Share

          Earnings per common share are calculated by dividing net income by the weighted average number of common shares outstanding during the year. The Company has no potentially dilutive securities outstanding.


2 -  LOAN PAYABLE, SHAREHOLDER

          The loan to shareholder is non-interest bearing and payable on demand. The loan was repaid in December 2000. Imputed interest expense would not have been material and therefore has not been reflected.



                                   (Continued)

                             RELIABLE NETWORKS, INC.

                          NOTES TO FINANCIAL STATEMENTS
               (INFORMATION AS OF SEPTEMBER 30, 2000 IS UNAUDITED)



3 -  COMMITMENTS AND CONTINGENCIES

     Lease Commitments

          The Company is obligated under a noncancelable operating lease for warehouse and office space. Approximate future minimum rentals at December 31, 1999 are as follows:

                      Year Ending
                     December 31,
                     ------------
                       2000                     $  17,000
                       2001                        17,000
                       2002                        18,000
                                                ---------
                                                $  52,000
                                                =========

          Rent expense for the nine months ended September 30, 2000 was $17,371. Rent expense for the years ended December 31, 1999 and 1998 was $22,491 and $10,525, respectively.

     Contracts

          The Company has various commitments with certain vendors requiring minimum periodic purchases. Such contracts are common in the Company's industry.


4 -  SUBSEQUENT EVENTS

     Merger

            On December 8, 2000, pursuant to an agreement and plan of merger, the Company became an indirect wholly owned subsidiary of 9278 Communications Inc. (9278), a publicly traded entity engaged in the same business as the Company.

            Pursuant to the agreement, the Company's sole shareholder received a $1,000,000 cash payment; three promissory notes in the aggregate amount of $1,000,000; and 1,000,000 shares of 9278 common stock, with a future partial share price contingency provision. The partial price protection provision provides for a maximum of 1,000,000 additional shares except that in no case can the aggregate value of all shares exceed $4,000,000 calculated at the per share value at December 8, 2001.

            This acquisition has been accounted for as a purchase.



                                   (Continued)

                             RELIABLE NETWORKS, INC.

                          NOTES TO FINANCIAL STATEMENTS
               (INFORMATION AS OF SEPTEMBER 30, 2000 IS UNAUDITED)



4 - SUBSEQUENT EVENTS (Continued)

    Employment Agreement

     On December 8, 2000, the surviving subsidiary entered into a two-year employment agreement with the shareholder who is the new President of the Company. The agreement calls for a first year base salary of $150,000 and a bonus equal to 15 percent of the pre-tax income of the subsidiary as long as the contract is in effect. The compensation for the second year will be determined by the Board of Directors.






                                   (Continued)

                            Pro Forma Financial Data

         The following unaudited Pro Forma Balance Sheet at September 30, 2000 combines the September 30, 2000 balance sheet of 9278 with the September 30, 2000 Balance Sheet of Reliable. The 2000 Pro Forma Statement of Operations combines the nine months ended September 30, 2000 Statement of Income of 9278 and Reliable as if the acquisition was consummated on January 1, 2000. The Pro Forma Statement of Operations for the year ended December 31, 1999 combines the year ended December 31, 1999 Statement of Income of 9278 and Reliable as if the acquisition was consummated on January 1, 1999. The pro forma financial data is not necessarily indicative of the actual operating results that would have occurred or the future operating results that will occur as a consequence of such transactions. The results of operations for the nine months ended September 30, 2000 are not necessarily indicative of the Company's results of operations to be expected for the full year.

Pro Forma Balance Sheet

                                               9278             Reliable           Pro Forma Adjustments             Pro Forma
                                           September 30,      September 30,    -----------------------------        September 30,
                                               2000               2000              DR               CR                 2000
                                           -------------      -------------    ------------     ------------        -------------
Current assets
   Cash                                    $     311,147      $     502,454          -          $  1,000,000(1)     $    (186,399)
   Accounts receivable                         5,453,031          1,575,809          -                 -                7,028,840
   Inventories                                 2,086,342            626,622          -                 -                2,712,964
   Other current assets                           16,662             95,313          -                 -                  111,975
                                           -------------      -------------    ------------     ------------        -------------

         Total current assets                  7,867,182          2,800,198          -             1,000,000            9,667,380

Property and equipment                           632,180              -              -                 -                  632,180

Goodwill                                         164,463              -           3,901,313(1)         -                4,065,776

Other assets                                      28,099              -              -                 -                   28,099
                                           -------------      -------------    ------------     ------------        -------------
                                           $   8,691,924      $   2,800,198    $  3,901,313     $  1,000,000        $  14,393,435
                                           =============      =============    ============     ============        =============

                LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

Current liabilities
   Accounts payable                        $   4,638,667      $   2,737,044          -                 -            $   7,375,711
   Current debt maturities                        47,948              -              -                 -                   47,948
   Income taxes payable                            2,000              2,500          -                 -                    4,500
   Note payable shareholders                   1,071,329             21,967          -             1,000,000(1)         2,093,296
                                           -------------      -------------    ------------     ------------        -------------
         Total current liabilities             5,759,944          2,761,511          -             1,000,000            9,521,455
                                           -------------      -------------    ------------     ------------        -------------
Notes payable, shareholder                     1,000,000              -              -                 -                1,000,000
                                           -------------      -------------    ------------     ------------        -------------
Long-term debt obligations                       142,211              -              -                 -                  142,211
                                           -------------      -------------    ------------     ------------        -------------
            Total Liabilities                  6,902,155          2,761,511          -             1,000,000           10,663,666
                                           -------------      -------------    ------------     ------------        -------------

Shareholders' equity (deficiency)
   Preferred stock                               975,000              -              -                 -                  975,000

   Common stock                                   20,814              1,000          -                 -                  21,814

   Additional paid-in capital                  4,438,227             14,000          -             1,901,303(1)         6,377,227
                                                                                                      23,687(2)

   Retained earnings (deficit)               (3,644,272)             23,687          23,687(2)         -               (3,644,272)
                                           -------------      -------------    ------------     ------------        -------------
                                               1,789,769             38,687          23,687        1,925,000            3,729,769
                                           -------------      -------------    ------------     ------------        -------------
                                           $   8,691,924      $   2,800,198    $     23,687     $  2,925,000        $  14,393,435
                                           =============      =============    ============     ============        =============


See accompanying notes to pro forma financial statements.

Pro Forma Statement of Operations

                                                     9278               Reliable                            Pro Forma
                                                 For the Nine         For the Nine                         For the Nine
                                                 Months Ended         Months Ended                         Months Ended
                                                 September 30,        September 30,        Pro Forma       September 30,
                                                     2000                 2000            Adjustments          2000
                                                 -------------        -------------       -----------      -------------
Net sales                                        $  53,772,717        $  32,972,746       $     -          $  86,745,463

Cost of sales                                       50,893,501           32,372,067             -             83,265,568
                                                 -------------        -------------       -----------      -------------
         Gross profit                                2,879,216              600,679             -              3,479,895
                                                 -------------        -------------       -----------      -------------

Operating expenses
   Selling expenses                                    344,428                2,790             -                347,218
   General and administrative                        2,013,377              388,220            92,500(2)       2,494,097
   Amortization of Goodwill                            130,277                 -              195,066(1)         325,343
   Provision for doubtful accounts                     303,474              201,421             -                504,895
   Loss attributable to sale of
       equipment                                       363,367                 -                -                363,367
                                                 -------------        -------------       -----------      -------------
                                                     3,154,923              592,431           287,566          4,034,920
                                                 -------------        -------------       -----------      -------------
         Income (loss) before
           income taxes                               (275,707)               8,248          (287,566)          (555,025)

Income taxes (benefit)                                   8,000                2,500           (10,500)             -
                                                 -------------        -------------       -----------      -------------
         Net income (loss)                       $    (283,707)       $       5,748       $  (277,066)          (555,025)
                                                 =============        =============       ===========      =============

Basic and diluted loss per share                                                                           $        (.03)
                                                                                                           =============
Shares used in the calculation
   of loss per share                                20,583,983            1,000,000             -             21,583,983
                                                 =============        =============       ===========      =============


See accompanying notes to pro forma financial statements.

Pro Forma Statement of Operations

                                                    9278           Reliable                           Pro Forma
                                                For the Year     For the Year                        For the Year
                                                    Ended           Ended                               Ended
                                                December 31,     December 31,       Pro Forma        December 31,
                                                    1999             1999          Adjustments           1999
                                                    ----             ----          -----------           ----

Net sales                                       $78,089,670     $ 35,156,895             -           $ 113,246,565

Cost of sales                                    75,472,736       34,733,669             -             110,206,405
                                                -----------     ------------       ------------      -------------
         Gross profit                             2,616,934          423,226             -               3,040,160
                                                -----------     ------------       ------------      -------------

Operating expenses
   Selling                                          240,255            4,226             -                 244,481
   General and administrative                     1,225,039          392,778             30,000(2)       1,647,817
   Amortization of Goodwill                          66,296            4,450            260,088(1)         330,834
   Loss attributable to major supplier              553,547            -                 -                 553,547
   Provision for doubtful accounts                  519,962            -                 -                 519,962
                                                -----------     ------------       ------------      -------------
                                                  2,605,099          401,454           (290,088)         3,296,641
                                                -----------     ------------       ------------      -------------
         Income (loss) before
           income taxes                              11,835           21,772           (290,088)          (256,481)

Income taxes (benefit)                                5,000           11,180            (16,180)             -
                                                -----------     ------------       ------------      -------------

           Net income(loss)                           6,835           10,592           (273,908)          (256,481)

Preferred stock dividend                            375,000            -                 -                 375,000
                                                -----------     ------------       ------------      -------------
           Net income (loss)
             attributable to
             common stock                       $  (368,165)    $     10,592       $   (273,908)     $    (631,481)
                                                ===========     ============       ============      =============

Basic and diluted loss per share                      -                -                 -           $        (.03)
                                                                                                     =============
Shares used in the calculation
   of loss per share                             19,659,629        1,000,000             -              20,659,629
                                                ===========     ============       ============      =============


See accompanying notes to pro forma financial statements.

                            9278 COMMUNICATIONS INC.

                        NOTES TO PRO FORMA BALANCE SHEET

1. To record the purchase of Reliable Networks, Inc. ("Reliable") and related goodwill. The purchase consideration consists of the following:


            Cash                                       $1,000,000

            Three promissory notes                      1,000,000

            Common stock - 1,000,000
              shares @ $0.97 per share                    970,000

            Contingent common stock - 1,000,000
              shares @ $0.97 per share                    970,000
                                                       ----------
                                                       $3,940,000
                                                       ==========


       Goodwill represents the excess of purchase consideration over the value assigned to Reliable's net assets. The fair value of Reliable's assets and liabilities approximates the carrying value because of the short maturity of these items. Thus, Reliable's net assets acquired in this purchase are valued at their carrying value, or $38,687.

2. To offset Reliable's retained earnings against additional paid in capital.



                                   (Continued)

                            9278 COMMUNICATIONS INC.

                   NOTES TO PRO FORMA STATEMENT OF OPERATIONS



1. To adjust goodwill amortization to reflect a fifteen-year life for the goodwill recognized in the merger.

2. To adjust the salary of Reliable Acquisition Corp. President to $150,000, for the applicable periods, reflecting his new employment agreement as well as pre-tax bonus of 15%.